TFS CAPITAL INVESTMENT TRUST

Supplement dated December 17, 2010
To the Summary Prospectus dated March 1, 2010

TFS Market Neutral Fund

This Supplement updates certain information contained in the Summary Prospectus of TFS Capital Investment Trust (the “Trust”) dated March 1, 2010.  You should retain this Supplement and the Summary Prospectus for future reference.  Additional copies of the Summary Prospectus may be obtained free of charge by calling us at 1.888.534.2001 or by visiting www.TFSCapital.com.

Beginning on January 10, 2011, the TFS Market Neutral Fund (the “Market Neutral Fund”) will reopen to all existing shareholders, as described herein.  Shareholders may continue to add to their existing accounts through the purchase of additional shares and through the reinvestment of dividends and capital gain distributions.

The caption “Closed to New Purchases” is deleted and the following information replaces the subsection “Minimum Initial Investment Requirements” found on page 4 of the Summary Prospectus:

Minimum Initial Investment Requirement

$5,000 for all types of accounts

Sales of shares are limited to existing shareholders and certain other persons.  The Board of Trustees reserves the right to modify the extent to which future sales of shares are limited. The Trust also reserves the right to permit the establishment of new accounts or permit additional sales to existing accounts under circumstances not identified above if TFS Capital LLC deems it to be in the best interest of the Market Neutral Fund and its shareholders.